UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 26, 2005

RailAmerica, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-20618	65-0328006
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5300 Broken Sound Blvd., N.W., Boca Raton, Florida		33487
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	561-994-6015

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On May 26, 2005, the shareholders of RailAmerica, Inc. (the "Company") approved the RailAmerica, Inc. 2005 Employee Stock Purchase Plan (the "2005 ESPP") and the RailAmerica, Inc. Second Amendment to the 1998 Executive Incentive Compensation Plan (the "2nd Amendment to the 1998 Plan"). Summary descriptions of the 2005 ESPP and 2nd Amendment to the 1998 Plan are included in the Company’s 2005 Proxy Statement and the full text of the plans are attached as Exhibits A and B, respectively, to the 2005 Proxy Statement.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release announcing the results of its annual meeting of shareholders held on May 26, 2005. The press release is attached as an exhibit to this Current Report on Form 8-K. This exhibit is incorporated herein by reference.

The attached press release contains forward-looking statements regarding future events and the performance of RailAmerica, Inc. that involve risks and uncertainties that could cause actual results and actions to differ materially, including, but not limited to, fuel costs, foreign currency risks, weather, Class I congestion, failure to successfully integrate recent acquisitions, failure to service debt, economic conditions, customer demand, increased competition in the relevant market, tax benefits and others. The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Company does update any forward-looking statement, no inference should be drawn that the Company will make additional updates with respect to that statement or any other forward-looking statements. We refer you to the documents that the Company files from time to time with the Securities and Exchange Commission, such as the Form 10-K, Form 10-Q and Form 8-K, which contain additional important factors that could cause its actual results to differ from its current expectations and from the forward-looking statements contained in the attached press release and presentation.

The information in this Form 8-K Item 7.01 and the exhibit attached hereto shall be deemed "furnished" and not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(c) The following exhibit is being furnished herewith:

99.1 Press Release, dated May 26, 2005, issued by RailAmerica, Inc. announcing the results of its annual meeting of shareholders.

10.101 RailAmerica, Inc. 2005 Employee Stock Purchase Plan (1)

10.102 RailAmerica, Inc. Second Amendment to the 1998 Executive Incentive Compensation Plan (2)

(1) Incorporated by reference to Exhibit A, filed as part of RailAmerica, Inc.'s 2005 Proxy Statement, filed with the Securities and Exchange Commission on April 15, 2005.

(2) Incorporated by reference to Exhibit B, filed as part of RailAmerica, Inc.'s 2005 Proxy Statement, filed with the Securities and Exchange Commission on April 15, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RailAmerica, Inc.

June 2, 2005	By:	Michael J. Howe

Name: Michael J. Howe
Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated May 26, 2005, issued by RailAmerica, Inc.